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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 1999

                          FRIEDE GOLDMAN HALTER, INC.
             (FORMERLY KNOWN AS FRIEDE GOLDMAN INTERNATIONAL INC.) (Exact name of registrant as specified in its charter)


          MISSISSIPPI                        0-22595                       72-1362492
(State or other jurisdiction of      (Commission File Number)   (I.R.S. Employer Identification No.)
 incorporation or organization)

                         13085 INDUSTRIAL SEAWAY ROAD
                          GULFPORT, MISSISSIPPI 39503
                             (Address of principal
                               executive offices
                                 and zip code)

                                (228) 896-0029
                        (Registrant's telephone number,
                             including area code)

                                 ------------

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ITEM 5.  OTHER EVENTS

NEW CREDIT FACILITY

     Effective on November 3, 1999, Halter Marine Group, Inc., a Delaware corporation ("Halter Marine"), merged with and into Friede Goldman International Inc., a Mississippi corporation ("Friede Goldman"), with Friede Goldman surviving the merger (the "Merger") pursuant to an Agreement and Plan of Merger dated as of June 1, 1999, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of September 14, 1999 (the "Merger Agreement"). At the effective time of the Merger, Friede Goldman changed its name to "Friede Goldman Halter, Inc." ("Friede Goldman Halter"). In connection with the Merger, on November 3, 1999, Friede Goldman Halter entered into a revolving credit facility (the "Revolving Credit Facility") with a consortium of banks, including Wells Fargo and Bank One, in an amount of approximately $164 million (subject to borrowing base limitations). The Revolving Credit Facility is a senior secured facility with $120 million of availability for cash borrowings and an additional amount of approximately $44 million available to support letters of credit. Friede Goldman Halter plans to use the funds available under the Revolving Credit Facility in order to, among other things, retire Halter Marine's and Friede Goldman's existing credit facilities and all of the outstanding indebtedness thereunder. A copy of the Revolving Credit Facility is attached as an exhibit hereto and is incorporated by reference herein.

SUPPLEMENTAL INDENTURE

     As of November 2, 1999, Friede Goldman, Halter Marine and U. S. Trust Company of Texas, N.A., as Trustee, entered into a First Supplemental Indenture (the "Supplemental Indenture"), effective as of November 3, 1999, with respect to the Indenture, dated as of September 15, 1997, between Halter Marine and U.S. Trust Company of Texas, N.A. (the "Original Indenture"), pursuant to which Halter Marine issued 4 1/2 % Convertible Subordinated Notes due 2004 (the "Convertible Notes"). The Supplemental Indenture provides that Friede Goldman, as successor by merger to Halter Marine under the Original Indenture, assumes all of the obligations of Halter Marine arising under the Original Indenture and the Convertible Notes and provides that the Convertible Notes are convertible into shares of common stock of Friede Goldman Halter. A copy of the Supplemental Indenture is attached as an exhibit hereto and is incorporated by reference herein.

AMENDMENT TO BYLAWS

     Pursuant to the Merger Agreement, the bylaws of Friede Goldman were amended so that the provisions therein related to the indemnification of officers and directors conformed to the corresponding provisions in the Halter Marine bylaws. The board of directors of Friede Goldman Halter has approved the Amended and Restated Bylaws of Friede Goldman Halter. A copy of the amended and restated bylaws is attached as an exhibit hereto.

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ITEM 7.  EXHIBITS


Exhibit No.                               Description
-----------   ----------------------------------------------------------------
   *3.1       Amended and Restated Bylaws of Friede Goldman Halter, Inc.

   *4.1 First Supplemental Indenture, dated as of November 2, 1999 and effective as of November 3, 1999, by and among Friede Goldman
              International Inc., Halter Marine Group, Inc. and U.S. Trust
              Company of Texas, N.A.

  *10.1       Credit Agreement, dated as of November 3, 1999, among Friede
              Goldman Halter, Inc., Wells Fargo Bank (Texas), National
              Association, as administrative agent and co-arranger, Banc One
              Capital Markets, Inc., as co-arranger and syndication agent, and the lenders party thereto.

___________________
* Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FRIEDE GOLDMAN HALTER, INC.


Date: November 8, 1999

                                      By:   /s/ Rick S. Rees
                                            ----------------
                                            Rick S. Rees
                                            Executive Vice President and Chief
                                            Financial Officer

                                 EXHIBIT INDEX

Exhibit No.                               Description
-----------   -----------------------------------------------------------------
   *3.1       Amended and Restated Bylaws of Friede Goldman Halter, Inc.

   *4.1 First Supplemental Indenture, dated as of November 2, 1999 and effective as of November 3, 1999, by and among Friede Goldman
              International Inc., Halter Marine Group, Inc. and U.S. Trust
              Company of Texas, N.A.

  *10.1       Credit Agreement, dated as of November 3, 1999, among Friede
              Goldman Halter, Inc., Wells Fargo Bank (Texas), National
              Association, as administrative agent and co-arranger, Banc One
              Capital Markets, Inc., as co-arranger and syndication agent, and the lenders party thereto.

___________________
* Filed herewith.

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